UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 19, 2008

                              CONCORD CAMERA CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                  0-17038                     13-3152196
----------------------------     ----------------            -------------------
(State or other jurisdiction     (Commission File               (IRS Employer
      of incorporation)              Number)                 Identification No.)

         4000 Hollywood Boulevard, North Tower, Hollywood, Florida 33021
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (954) 331-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On February 19, 2008, Concord Camera Corp. (the "Company") received a Staff Determination from The NASDAQ Stock Market ("NASDAQ") indicating that the Company has not filed its Quarterly Report on Form 10-Q for the period ended December 29, 2007 and, therefore, is not in compliance with NASDAQ Marketplace Rule 4310(c)(14). The letter indicates that the Company's securities would be subject to delisting unless the Company requests a hearing before a NASDAQ Listing Qualifications Panel. Accordingly, the Company plans to request a hearing. Pending the Panel's decision, the Company's securities will remain listed. However, there can be no assurance the Panel will grant the Company's request for continued listing.

On February 12, 2008, the Company announced that it was delaying the filing of its Quarterly Report on Form 10-Q for the period ended December 29, 2007 with the Securities and Exchange Commission. As previously disclosed, a committee (the "Special Committee") of the Board of Directors (the "Board") of the Company was established to explore strategic alternatives for the Company. The Special Committee is nearing the conclusion of its work and expects to make its recommendations to the Board within approximately the next sixty days. Because certain of the strategic alternatives being considered by the Special Committee could impact the Company's financial statements, the Company is delaying the filing of its Form 10-Q for the second quarter of fiscal 2008 until the Special Committee makes its recommendations to the Board and the Board determines whether or not to implement such recommendations.

On February 25, 2008, the Company issued a press release announcing the receipt of the NASDAQ Staff Determination. A copy of the press release is attached as
Exhibit 99.1 to this Form 8-K

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit         Description
No.             of Exhibit
-------         -----------

99.1            Press Release of the Company, dated February 25, 2008


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           CONCORD CAMERA CORP.

Date: February 25, 2008                    By: /s/ Scott L. Lampert
                                               ---------------------------------
                                               Scott L. Lampert, Vice President,
                                               General Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit         Description
No.             of Exhibit
-------         -----------

99.1            Press Release of the Company, dated February 25, 2008